Deal Summary Report

CSFB05-10G10BBG

				Assumptions							Collateral
Settlement	31-Oct-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default		0 CDR					$47,872,340.00	6.55	358	2	3.71
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
9A1	45,000,000.00	6	11/05 - 08/35	3.34		0	0	Interp			225	0	1-Oct-05	FIX
10B1	2,872,340.00	6	11/05 - 08/35	9.39		0	0	Interp			14.36	0	1-Oct-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	1YR	2YR	3YR	5YR	10YR	30YR
Yld	4.005	4.207	4.208	4.232	4.362	4.583	4.530	4.610	4.642	4.698	4.826	5.047

CSFB05-10G10BBG - Dec - 9A1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	89	79	69	59
25-Oct-07	98	77	58	42	27
25-Oct-08	96	66	42	24	11
25-Oct-09	95	56	30	13	3
25-Oct-10	94	48	21	6	0
25-Oct-11	92	41	15	2	0
25-Oct-12	90	35	10	1	0
25-Oct-13	89	30	7	0	0
25-Oct-14	87	26	5	0	0
25-Oct-15	85	22	4	0	0
25-Oct-16	83	19	3	0	0
25-Oct-17	80	16	2	0	0
25-Oct-18	78	14	2	0	0
25-Oct-19	75	12	1	0	0
25-Oct-20	72	10	1	0	0
25-Oct-21	69	8	1	0	0
25-Oct-22	66	7	*	0	0
25-Oct-23	63	6	*	0	0
25-Oct-24	59	5	*	0	0
25-Oct-25	55	4	*	0	0
25-Oct-26	51	3	*	0	0
25-Oct-27	47	3	*	0	0
25-Oct-28	42	2	*	0	0
25-Oct-29	37	2	*	0	0
25-Oct-30	32	1	*	0	0
25-Oct-31	26	1	*	0	0
25-Oct-32	20	1	*	0	0
25-Oct-33	13	*	*	0	0
25-Oct-34	6	*	*	0	0
25-Oct-35	0	0	0	0	0

WAL	19.51	6.58	3.34	2.08	1.51
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Jun13	Nov05-May10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G10BBG - Dec - 10B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	99	99	99	99
25-Oct-07	98	98	98	98	98
25-Oct-08	96	96	96	96	96
25-Oct-09	95	95	95	95	95
25-Oct-10	94	94	94	94	71
25-Oct-11	92	89	85	81	36
25-Oct-12	90	83	75	66	19
25-Oct-13	89	75	62	47	9
25-Oct-14	87	66	49	29	5
25-Oct-15	85	57	36	18	2
25-Oct-16	83	49	27	11	1
25-Oct-17	80	42	20	7	1
25-Oct-18	78	36	15	4	*
25-Oct-19	75	30	11	3	*
25-Oct-20	72	26	8	2	*
25-Oct-21	69	22	6	1	*
25-Oct-22	66	18	4	1	*
25-Oct-23	63	15	3	*	*
25-Oct-24	59	13	2	*	*
25-Oct-25	55	10	2	*	*
25-Oct-26	51	8	1	*	*
25-Oct-27	47	7	1	*	*
25-Oct-28	42	5	1	*	*
25-Oct-29	37	4	*	*	*
25-Oct-30	32	3	*	*	*
25-Oct-31	26	2	*	*	*
25-Oct-32	20	2	*	*	*
25-Oct-33	13	1	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.51	11.96	9.39	8.04	5.88
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G10BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	90	80	71	62
25-Oct-07	98	78	60	45	32
25-Oct-08	96	68	45	28	16
25-Oct-09	95	59	34	18	8
25-Oct-10	94	51	25	11	4
25-Oct-11	92	44	19	7	2
25-Oct-12	90	38	14	4	1
25-Oct-13	89	33	11	3	1
25-Oct-14	87	28	8	2	*
25-Oct-15	85	24	6	1	*
25-Oct-16	83	21	4	1	*
25-Oct-17	80	18	3	*	*
25-Oct-18	78	15	2	*	*
25-Oct-19	75	13	2	*	*
25-Oct-20	72	11	1	*	*
25-Oct-21	69	9	1	*	*
25-Oct-22	66	8	1	*	*
25-Oct-23	63	6	*	*	*
25-Oct-24	59	5	*	*	*
25-Oct-25	55	4	*	*	*
25-Oct-26	51	4	*	*	*
25-Oct-27	47	3	*	*	*
25-Oct-28	42	2	*	*	*
25-Oct-29	37	2	*	*	*
25-Oct-30	32	1	*	*	*
25-Oct-31	26	1	*	*	*
25-Oct-32	20	1	*	*	*
25-Oct-33	13	*	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.51	6.9	3.71	2.44	1.78
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.